UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2023

MORINGA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40073	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

250 Park Avenue, 7th Floor
New York, NY	11040
(Address of Principal Executive Offices)	(Zip Code)

(212) 572-6395

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of a redeemable warrant	MACAU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share	MACA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MACAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Moringa Acquisition Corp (“Moringa” or the “Company”) has called an extraordinary general meeting in lieu of the 2022 annual general meeting of shareholders of the Company to be held at 9:00 a.m. Eastern Time/4:00 p.m. local (Israel) time on February 7, 2023 (the “Extraordinary Meeting”) for the sole purpose of considering and voting on, among other proposals, (i) a proposal to approve, by way of special resolution, an amendment to Moringa’s Amended and Restated Memorandum and Articles of Association (the “Articles Amendment”) to extend the date by which Moringa has to consummate an initial business combination (the “Extension”) from February 19, 2023 (the “Original Termination Date”) to August 19, 2023 or such earlier date as may be determined by Moringa’s board of directors in its sole discretion (such date, the “Extension Date”, and such proposal, the “Articles Extension Proposal”) and (ii) a proposal to amend the Investment Management Trust Agreement, dated as of February 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, to provide for the Extension to the Extension Date pursuant to the Articles Amendment (the “Trust Extension Proposal”). Each such proposal is described in more detail in the definitive proxy statement related to the Extraordinary Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 5, 2023 (the “Definitive Proxy Statement”).

On January 26, 2023, the Company issued a press release announcing that if the Articles Extension Proposal and the Trust Extension Proposal are approved at the Extraordinary Meeting and the Extension is implemented, the Company’s sponsor, Moringa Sponsor, L.P., and/or its wholly-owned subsidiary Moringa Sponsor (US) L.P. (collectively, the “Sponsor”), or the Sponsor’s designees will deposit into the Company’s trust account as a loan (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”), on the Original Termination Date, and on the 19th day of each subsequent calendar month until the Extension Date, the lesser of (x) $80,000 and (y) $0.04 per public share multiplied by the number of public shares outstanding on such applicable date (each date on which a Contribution is to be deposited into the Company’s trust account, a “Contribution Date”).

The Company has not asked the Sponsor to reserve for, nor has the Company independently verified whether the Sponsor will have sufficient funds to satisfy, any such Contributions. If a Contributor fails to make a Contribution by an applicable Contribution Date, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, as amended. The Contributions will be evidenced by a non-interest bearing, unsecured promissory note and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extension Date, any such promissory notes will be repaid only from funds held outside of the Company’s trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Articles Extension Proposal and the Trust Extension Proposal and the implementation of the Extension. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to commence winding up prior to any Contribution Date, any obligation to make Contributions will terminate.

The Company expects that the proceeds held in the trust account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, or in an interest bearing demand deposit account, until the earlier of: (i) the completion of the Company’s initial business combination, and (ii) the liquidation, and distribution of the proceeds from, the trust account.

As previously disclosed, on June 9, 2022, Moringa entered into a definitive business combination agreement with Holisto Ltd., an Israeli company and a tech-powered online travel agency, which aims to make hotel booking affordable and personalized for consumers, and Holisto’s wholly-owned subsidiary, Holisto MergerSub, Inc. On August 17, 2022 and January 1, 2023, the parties entered into amendments to the business combination agreement, as described in the Company’s Current Reports on Form 8-K filed with the SEC on August 17, 2022 and January 4, 2023.

A copy of the accompanying press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the approval of certain shareholder proposals at the Extraordinary Meeting, the implementation of the Extension or any Contributions to the trust account. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Definitive Proxy Statement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Definitive Proxy Statement has been mailed to the Company’s shareholders of record as of the record date for the Extraordinary Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Extraordinary Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: or by directing a request to: Advantage Proxy, Inc., P.O. Box 13581, Des Moines, WA 98198; Telephone—Toll Free: (877) 870-8565; Collect: (206) 870-8565; Email: ksmith@advantageproxy.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Extraordinary Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORINGA ACQUISITION CORP

By:	/s/ Gil Maman
	Name:	Gil Maman
	Title:	Chief Financial Officer

Date: January 26, 2023

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